RNC LIQUID ASSETS FUND, INC.
                      Supplement Dated February 1, 1996 to
                       Prospectus dated February 1, 1996


         Until March 1, 1996, the Provident Bank of Cincinnati is the Custodian and Transfer and Dividend Disbursing Agent for RNC Liquid Assets Fund, Inc. After March 1, 1996, the Custodian shall be Star Bank and the Transfer and Divident Disbursing Agent shall be American Data Services, Inc.